SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 20, 2002

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                    1-9466                      13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                        (Address of principal executive offices,
                              including zip code)

                         Registrant's telephone number,
                              including area code:

                                 (212) 526-7000





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Item 5.  Other Events

Fourth Quarter Earnings

         On March 20, 2002, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for the first quarter of fiscal 2002, ended February 28, 2002 (the "Earnings Release").

         A copy of the Earnings Release follows as Exhibits 99.1 through 99.4 hereto.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibits are filed as part of this Report.

  Exhibit 99.1     Press Release Relating to First Quarter Fiscal 2002 Earnings
  Exhibit 99.2     Selected Statistical Information
                   (Preliminary and Unaudited)
  Exhibit 99.3     Consolidated Statement of Income
                   (Three Months Ended February 28, 2002)
                   (Preliminary and Unaudited)
  Exhibit 99.4     Segment Net Revenue Information
                   (Three Months Ended February 28, 2002)
                   (Preliminary and Unaudited)


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEHMAN BROTHERS HOLDINGS INC.
                                                     (Registrant)


Date:  March 20, 2002                       By: /s/ David Goldfarb
                                                -------------------------------
                                                  David Goldfarb
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)


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                                                                               4
                                      EXHIBIT INDEX



 Exhibit No.       Exhibit
 99.1              Press Release Relating to First Quarter Fiscal 2002 Earnings
 99.2              Selected Statistical Information
                   (Preliminary and Unaudited)
 99.3              Consolidated Statement of Income
                   (Three Months Ended February 28, 2002)
                   (Preliminary and Unaudited)
 99.4              Segment Net Revenue Information
                   (Three Months Ended February 28, 2002)
                   (Preliminary and Unaudited)